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                                    EXHIBIT 10.36

                        FORM OF EXCHANGE AGREEMENT BETWEEN THE
                       COMPANY AND THE SHAREHOLDERS IDENTIFIED
                             ON THE ATTACHED SCHEDULE "A"


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                                  EXCHANGE AGREEMENT



     THIS EXCHANGE AGREEMENT (the "Agreement") is made as of the date signed by the last signing party by and between ______________________________ ("Shareholder"); Ontro, Inc., a California Corporation (the "Company" or "Ontro"); and Insta-Heat, Inc., a California corporation ("IHI").

     THE PARTIES HEREBY AGREE AS FOLLOWS:

     1.   EXCHANGE OF IHI STOCK.

          1.1  OWNERSHIP OF IHI STOCK.  Shareholder is the beneficial owner of
________ common shares of IHI.   Subject to the terms and conditions of this
Agreement, Shareholder agrees to exchange all of his or her IHI shares for shares of Ontro common stock at the exchange ratio set forth herein. At the Closing Shareholder agrees to deliver to IHI all of his or her IHI shares and agrees to accept the Ontro common shares in exchange therefore.

          1.2 EXCHANGE RATIO. The fair market value of Shareholder's IHI shares is $25.00 per share. The fair market value of the Ontro shares is $5.50 per share. The number of Ontro shares to be received by Shareholder shall be calculated by multiplying Shareholder's IHI shares by 25, and thereafter dividing the product by 5.5.

          1.3 CLOSING. The exchange of the IHI shares shall take place at the offices of the Company or at such other place as Ontro, IHI and Shareholder mutually agree upon, verbally or in writing (which time and place are designated as the "Closing"). At the Closing, Ontro shall deliver to Shareholder a certificate representing the common stock of Ontro ("Common Stock") which Shareholder is exchanging against delivery to IHI by Shareholder of his or her duly endorsed stock power or IHI share certificate. The Closing may take place via the U.S. mail or other mail courier service if agreed to by the parties.
The Ontro Common Stock certificate(s) shall be in the name of Shareholder.

     2. REPRESENTATIONS AND WARRANTIES OF SHAREHOLDER. This Agreement is made with Shareholder in reliance upon Shareholder's representation and warranties to Ontro and to IHI, which by Shareholder's execution of this Agreement Shareholder hereby confirms, that:

          2.1 AUTHORIZATION. This Agreement constitutes Shareholder's valid and legally binding obligation, enforceable in accordance with its terms.

          2.2 ACQUIRE ENTIRELY FOR OWN ACCOUNT. The Common Stock to be received by Shareholder will be acquired for investment for Shareholder's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that Shareholder has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, Shareholder further represents that Shareholder does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant any participation to such person or to any third person, with respect to any of the Common Stock.

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          2.3  DISCLOSURE OF INFORMATION.  Shareholder believes he or she has received all the information regarding Ontro and IHI, he or she considers material or desirable in order to decide to exchange his or her IHI for the Common Stock of Ontro. Shareholder further represents that he or she has had an opportunity to ask questions and receive answers from IHI regarding Ontro, its business and the terms and conditions of this exchange.

          2.4 DEVELOPMENT STAGE COMPANY. The undersigned recognizes Ontro is a development stage company, that it has an accumulated deficit and a working capital deficit, has not generated any revenue from operations and is not expected to generate any revenue from operations for some time and perhaps for years, and that proposed development expenditures are expected to result in substantial and increasing losses over at least the next several years, and possibly much longer. Investment in Ontro involves substantial risk, and the undersigned should not acquire the Common Stock unless he or she can afford the complete loss of their investment. The undersigned has taken full cognizance of and understands all of the risk factors related to the receipt of the Common Stock.

          2.5 CONFIDENTIALITY. Shareholder hereby represents, warrants and covenants that he or she shall maintain in confidence, and shall not use or disclose without the prior written consent of Ontro, any information about Ontro furnished to him by Ontro, or by IHI whether or not such information was acquired or disclosed in connection with this Agreement. This obligation of confidentiality shall not apply, however, to any information (a) in the public domain through no unauthorized act or failure to act by Shareholder, or (b) lawfully disclosed to Shareholder by a third party who possessed such information without any obligation of confidentiality.

          2.6 INVESTMENT EXPERIENCE. Shareholder is an investor in securities of privately held development stage companies, and acknowledges that he or she is able to protect themselves in connection with the purchase of the Common Stock, can bear the economic risk of a complete loss of his or her investment, and has such knowledge and experience in financial or business matters that he or she is capable of evaluating the merits and risks of an investment in the Common Stock.

          2.7 ADVICE OF PROFESSIONALS. The undersigned has carefully considered and has been advised by Ontro to have any material provided by anyone regarding Ontro including but not limited to this Exchange Agreement, related documents and the acquisition of the Common Stock reviewed by his or her legal counsel prior to acquisition, and to discuss with his or her professional tax and financial advisers the suitability of the acquisition of the Common Stock for his or her particular tax and financial situation, and he or she has determined the Common Stock is a suitable investment for him/her. Ontro specifically disclaims any representations regarding the legal, tax, or financial consequences of the purchase, other than the representation this is a high risk transaction.

          2.8 FINANCIAL STATUS. All information which the undersigned has provided to Ontro concerning the undersigned and his/her financial position, is correct as of the date set forth therein, and if there should be any change in such information prior to the Closing, the undersigned will immediately provide such information to Ontro and to IHI.

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          2.9  AUTHORITY. If this Exchange Agreement is executed and delivered on behalf of a partnership, corporation, trust, estate or other entity, (i) the undersigned's execution, delivery and performance of and under this Exchange Agreement, and all documents ancillary hereto, and the consummation of the transactions contemplated hereby and thereby have been duly authorized, and the undersigned is duly authorized (a) to execute and deliver this Exchange Agreement and all other instruments executed and delivered on behalf of such partnership, corporation, trust, estate or other entity, in connection with the issuance in its name of the Common Stock; and (b) to acquire and hold the Common Stock, (ii) such entity has not been formed for the specific purpose of acquiring the Common Stock; and (iii) when executed and delivered by Shareholder will constitute such partnership's, corporation's, trust's, estate's or other entity's legal, valid and binding obligation enforceable against it in accordance with its terms.

          2.10 RESTRICTED SECURITIES. Shareholder understands the shares of Common Stock he/she is acquiring are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from Ontro in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act of 1933, as amended (the "Securities Act"), only in certain limited circumstances. In this connection, Shareholder represents that he/she is familiar with Securities and Exchange Commission ("SEC") Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

          2.11 FURTHER LIMITATIONS ON DISPOSITION. Without in any way limiting the representations set forth above, Shareholder further agrees not to make any disposition of all or any portion of the Common Stock unless and until:

               (a) There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

               (b) (i) Shareholder shall have notified Ontro of the proposed disposition and shall have furnished Ontro with a detailed statement of the circumstances surrounding the proposed disposition and (ii) if reasonably requested by Ontro, Shareholder shall have furnished Ontro with an opinion of counsel in a form satisfactory to Ontro, or its counsel, that such disposition will not require registration of such shares under the Securities Act.

          2.12 LEGENDS. It is understood that the certificates evidencing the Common Stock may bear one or all of the following legends:

               (a) "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO ONTRO, INC. THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT."

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               (b)  Any legend required by the laws of the State of California or other jurisdiction, including any legend required by the California Department of Corporations and section 417 and 418 of the California Corporations Code.

          2.13 REMOVAL OF LEGENDS; FURTHER COVENANTS.

               (a) Any legend endorsed on a certificate pursuant to Section 2.8 hereof shall be removed (i) if the Common Stock represented by such certificate shall have been effectively registered under the Securities Act or otherwise lawfully sold in a public transaction, (ii) if the Common Stock may be transferred in compliance with Rule 144(k) promulgated under the Securities Act, or (iii) if Shareholder shall have provided Ontro with an opinion of counsel, in form and substance acceptable to Ontro and its counsel in their sole discretion and from attorneys reasonably acceptable to Ontro and its counsel, stating that a public sale, transfer or assignment of the Common Stock may be made without registration.

               (b) Shareholder further covenants that Shareholder will not transfer the Common Stock, in violation of the Securities Act, the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or the rules of the Commission promulgated thereunder, including Rule 144 under the Securities Act.

          2.14 NO REPRESENTATIONS REGARDING FUTURE RESULTS. It never has been represented, guaranteed or warranted by IHI, Ontro, any of the officers, directors, shareholders, partners, employees, legal counsel, auditor or agents of Ontro or its advisors, or any other persons, whether expressly or by implication, that the past performance or experience of the management of IHI, Ontro, or of any other person, or any present business and financial plans of Ontro, will in any way indicate the future results which may be achieved from the ownership of the Common Stock or of Ontro activities.

          2.15 ACKNOWLEDGMENT. The undersigned acknowledges he/she understands the meaning and legal consequences of the representations and warranties contained in this Agreement, and the undersigned hereby agrees IHI, Ontro and each officer, director, employee, agent, legal counsel and controlling person of Ontro and IHI, past, present or future, may rely on each such representation and warranty.

          2.16 NON-TRANSFERABILITY. Neither this Exchange Agreement, nor any of your interests herein, shall be assignable or transferable by the undersigned in whole or in part except by operation of law.

          2.17 EXPERIENCE OF SHAREHOLDER. The undersigned and/or his/her purchaser representative currently have such knowledge and experience in finance, tax, securities, investments and other business matters so as to be able to protect the undersigned's interests in connection with the acquisition of the Common Stock, and the undersigned's investment in Ontro hereunder is not material when compared to his/her total financial capacity.

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          2.18 SURVIVAL. The foregoing representations and warranties shall be true and accurate as of the date of the acceptance hereof by Ontro and shall survive the execution and delivery of this Exchange Agreement and the delivery of the Common Stock thereafter.

          2.19 INDEMNIFICATION. The undersigned shall indemnify and hold harmless Ontro and IHI who was or is made a party, or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of or arising from any actual or alleged misrepresentation or misstatement of facts or omission to represent or state facts made by the undersigned to IHI concerning himself/herself or his/her financial position in connection with the exchange of the Common Stock to the undersigned which is not remedied by timely notice to Ontro and IHI against losses, liabilities and expenses for which Ontro or IHI or any of their respective employees, agents, or legal counsel which have not otherwise been reimbursed (including attorneys' fees, judgments, fines and amounts paid in settlement) as actually and reasonably incurred by such person or entity in connection with such action, suit or proceeding.

          2.20 DUE EXECUTION. The undersigned agrees to execute this Exchange Agreement in full and acknowledges the receipt and acceptance by Ontro of such Exchange Agreement shall be a condition precedent to the delivery of the Common Stock.

     3. CALIFORNIA CORPORATE SECURITIES LAW. THE EXCHANGE OF THE SHARES OF COMMON STOCK WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH COMMON STOCK OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF COMMON STOCK IS EXEMPT FROM QUALIFICATION BY SECTIONS 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

     4.   MISCELLANEOUS.

          4.1 SURVIVAL OF WARRANTIES. The warranties, representations and covenants of Shareholder contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing.

          4.2 SUCCESSORS AND ASSIGNS. The terms and conditions of this Agreement shall inure to the benefit of and be binding of the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assignees any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

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     4.3  GOVERNING LAW, VENUE.  This Agreement shall be governed by and construed under the laws of the State of California, irrespective of its choice of law principles. Venue for any action brought in connection with the subject matters of this Agreement shall be in a court of competent jurisdiction located in San Diego County, California.

          4.4 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          4.5 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          4.6 NOTICES. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or, if sent by telex or telecopier, upon receipt of the correct answer back, or upon deposit with the United States Post Office, by registered or certified mail, or upon deposit with an overnight air courier, in each case postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by 10 days' advance written notice to the other parties.

          4.7 AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in particular instance and whether retroactively or prospectively), only with the written consent of Ontro, IHI and Shareholder.

          4.8 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

ONTRO, INC.                             SHAREHOLDER:
A CALIFORNIA CORPORATION

By:
    ---------------------------         -----------------------------
    James A. Scudder, President         Signature

                                        -----------------------------
                                        Name


                                        -----------------------------
                                        Address

                                        -----------------------------
                                        City, State and Zip Code


                                        -----------------------------

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                                        Social Security Number


                                        IHI:

                                        INSTA-HEAT, INC.
                                        A CALIFORNIA CORPORATION


                                        BY:
                                            ---------------------------
                                            James A. Scudder, President


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                                     SCHEDULE "A"

     L. Kevin Mineo
     Dennis Webb
     Daniel Gibbs
     Harvey Ruben
     Christopher Trust
     Seibert Trust
     McKay Trust
     Allan Ligi
     Yale Fowler
     Curtis Colt
     James Hopper
     Dennis Huston
     Ed Villaneuva
     Rich Johnson
     Frank Barone
     Fernando Fregoso
     John Caldwell
     Kadane Trust
     Andre Bell
     William Winston